UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2024

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

66 Hudson Boulevard East		10001-2192
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 25, 2024.
(b) Shareholders voted on the matters set forth below.

1. The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 14, 2024 were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,611,209,480	74,828,190	16,147,043	893,428,132
Albert Bourla	3,416,127,786	272,930,253	13,129,674	893,428,132
Susan Desmond-Hellmann	3,609,882,463	76,819,517	15,485,733	893,428,132
Joseph J. Echevarria	3,534,360,661	151,136,693	16,687,322	893,428,132
Scott Gottlieb	3,641,520,694	46,699,897	13,967,122	893,428,132
Helen H. Hobbs	3,559,147,586	127,638,461	15,401,666	893,428,132
Susan Hockfield	3,640,156,517	46,187,757	15,843,439	893,428,132
Dan R. Littman	3,602,649,863	83,205,522	16,332,328	893,428,132
Shantanu Narayen	3,624,752,522	61,360,816	16,074,375	893,428,132
Suzanne Nora Johnson	3,509,903,128	174,627,508	17,657,077	893,428,132
James Quincey	3,608,797,590	76,444,804	16,945,319	893,428,132
James C. Smith	3,566,491,624	117,466,325	18,229,764	893,428,132

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was approved based upon the following votes:

Votes for approval	4,315,675,552
Votes against	256,738,678
Abstentions	23,201,615
Broker non-votes	n/a

3. The proposal to approve the Amended and Restated Pfizer Inc. 2019 Stock Plan was approved based upon the following votes:

Votes for approval	3,405,629,196
Votes against	275,998,451
Abstentions	20,560,066
Broker non-votes	893,428,132

4. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:
Votes for approval	3,360,637,251
Votes against	315,293,726
Abstentions	26,256,736
Broker non-votes	893,428,132

5. The shareholder proposal to Adopt an Independent Board Chair Policy was not approved based upon the following votes:

Votes for approval	1,284,408,190
Votes against	2,391,266,871
Abstentions	26,511,479
Broker non-votes	893,428,132

6. The shareholder proposal to Publish a Congruency Report on Political, Lobbying, Electioneering Expenditures was not approved based upon the following votes:

Votes for approval	515,502,691
Votes against	3,123,669,364
Abstentions	63,015,226
Broker non-votes	893,428,132

7. The shareholder proposal to Amend the Director Resignation Process was withdrawn by the proponent and not presented at the Annual Meeting.

8. The shareholder proposal to Publish a Report on Corporate Contributions was not approved based upon the following votes:
Votes for approval	137,986,751
Votes against	3,505,075,475
Abstentions	59,125,487
Broker non-votes	893,428,132

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: April 29, 2024	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel